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                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT



     This First Amendment ("Amendment") is made as of the 5th day of April, 2000, by and between IRI INTERNATIONAL CORPORATION (the "Borrower") and BANK ONE, TEXAS, N.A. (the "Lender").

     WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated December 29, 1999, as amended (if applicable) (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below:

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

     Section 1.01 Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

                                   ARTICLE II

     Section 2.01 Section 7.13 of the Credit Agreement is hereby amended in its entirety as follows:

               Section 7.13 Accounts with Lender. Borrower shall transfer all of its primary operating accounts and treasury management to Lender by June 30, 2000.


                                  ARTICLE III

     Section 3.01 This Amendment shall become effective only after it is fully executed by the Borrower and the Lender and the Lender shall have received from the Borrower the following documents: First Amendment to Credit Agreement. Except as amended by this Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms.


                                   ARTICLE IV

     Section 4.01 The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of

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Default under the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Credit Agreement.

     Section 4.02 The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Lender in connection with this Amendment, including legal fees incurred by the Lender in the preparation, consummation, administration and enforcement of this Amendment.

     Section 4.03 This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Credit Agreement or release any owner of collateral securing the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Borrower to Lender and Borrower waives and releases all claims which it may have against Lender arising under the Credit Agreement on or prior to the date of this Amendment.

     Section 4.05 The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement; The Borrower hereby specifically ratifies and affirms the terms and provisions of the Credit Agreement. Borrower releases Lender from any and all claims which may have arisen, known or unknown, in connection with the Credit Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Lender's part to grant other or future amendments, should any be requested.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.



LENDER:                                     BORROWER:

BANK ONE, TEXAS, N.A.                       IRI INTERNATIONAL CORPORATION

By: /s/ Karen S. Shouse                     By: /s/ Robert L. Hargrave
    ----------------------------                ----------------------------
        Karen S. Shouse
        First Vice President


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